                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 26, 2002

               Date of Earliest Event Reported: September 16, 2002

                             New York Medical, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                              Mojave Southern, Inc.
                           (Former Name of Registrant)

                 Nevada                                  88-0331369
         ----------------------              -----------------------------------
         (State of Organization)            (I.R.S. Employer Identification No.)

                        Commission File Number 000-31249

                             3779 E. Desert Inn Road
                             Las Vegas, Nevada 89121
                    (Address of Principal Executive Offices)

       Registrants Telephone Number (including area code): (702) 451-2029

                              Mojave Southern, Inc.
                             3779 E. Desert Inn Road
                             Las Vegas, Nevada 89121

                     (Former Name and Address of Registrant)


Item 1.        Changes in Control of Registrant

               On September  16, 2002 New York  Medical,  Inc.  formerly  Mojave
               Southern,  Inc.  (the  "Company")  entered  into  an  Acquisition
               Agreement  (the   "Agreement")  with  Critical  Home  Care,  Inc.
               ("CHCI")  to acquire  all of the issued  and  outstanding  common stock of CHCI,  subject  only to the  completion  of  mutual  due diligence  examinations  and the completion of the acquisition of
               Critical Home Care, Inc. ("CHCI") by New York Medical, Inc.

               The closing of the Agreement has occurred on September
               26 , 2002. In connection  with the Agreement,  the Company will issue an aggregate of 18,000,000  shares of its common stock, par
               value    $0.25 per share,  to the  shareholders  of CHCI in
               exchange for the 18,000,000  shares of CHCI common stock owned by
               CHCI's  shareholders  and at  closing  there  will  be  2,000,000 employee and director stock options  authorized but not issued as follows,  500,000  common  shares @ $1.50 per share and 1,500,000 common shares to be priced at or above market when and if issued, there shall be no warrants or other agreements to purchase shares of CHCI common stock  outstanding . At the same time, the current directors and officers shall resign their  positions as directors and officers of the Company.  As a result,  the Company will have experienced a change in control.

               Upon the  Closing of the  Agreement,  the  Company  has agreed to change  its name to  "Critical  Home  Care,  Inc." and change the
               OTCBB   symbol  under  which  our  common  stock  trades  on  the
               Over-The-Counter  Bulleting Board. Our common stock now trades on the  Over-The-Counter  Bulletin  Board  under  the  OTCBB  symbol
               "NYMD".  However,  Critical  Home Care,  Inc is in the process of exploring application for the listing of it's common stock on the
               American Stock Exchange after the closing.

               In  connection  with  reorganization,  at or prior to Closing (i)
               certain  shareholders of the Company have agreed to have canceled an  aggregate  8,975,000  shares  of common  stock,  representing approximately  61.05% of our  14,700,000  shares of common  stock currently  outstanding,  leaving 5,725,000 shares of common stock outstanding,  and (ii) the Company  will issue  18,000,000  newly issued,  restricted shares of common stock in exchange for all of the issued and outstanding shares of CHCI.

               Following the Closing of the transaction CHCI's Shareholders will own approximately  75.8% of the issued and outstanding  shares of the Company.

               At the Closing of the transaction Ms. Vivian Nehls will resign as the  President and a director of the Company and Ms. Netta Girard will resign as Secretary and a director of the Company. Executive officers  and  directors  of  CHCI  will  be  appointed  to  fill vacancies  created  by the  resignations  of Ms.  Nehls  and  Ms.
               Girard.  David Bensol will be appointed  as our  Chairman,  Chief
               Executive  Officer,  President  and Treasurer and director of the
               Company and Bradley  Smith will be appointed as the Secretary and a director and Mitchell Coopers will be appointed as a director of the Company.

               The  Company  knows  of  no  other  arrangement  or  events,  the happening of which will result in a change in control.

Item 2.        Acquisition or Disposition of Assets.

               Acquisition of Critical Home Care, Inc.
               ----------------------------------------

               On September 16, 2002,  New York Medical,  Inc.  formerly  Mojave
               Southern,  Inc.  (the  "Company")  entered  into  an  Acquisition
               Agreement  (the   "Agreement")  with  Critical  Home  Care,  Inc.
               ("CHCI")  to acquire  all of the issued  and  outstanding  common stock of CHCIA,  discussed  previously  in item 1 of this current report.

                                       2

               On the Closing Date,  New York Medical,  Inc. will deliver to the
               CHCI Shareholders stock certificates in accordance with Agreement totaling up to 18,000,000 shares of New York Medical, Inc. Common
               Stock,  in  exchange  for 100% of CHCI's  issued and  outstanding common stock.

               Spin-off of Norden Associates,  Inc. New York Medical,  Inc. will sell to Netta Girard one hundred percent of the shares of capital stock of Norden Associates,  Inc. in consideration for the sum of
               $200.00 and the cancellation of 5,475,000 of her shares of common stock of New York Medical, Inc. as provided in the Agreement with
               Critical  Home  Care,  Inc.  Critical  Home  Care,  Inc.  and its
               management had no prior  relationship  with the  registrant,  any affiliates  of the  registrant,  any  director  or officer of the registrant, or any associate of any such director or officer. New
               York  Medical,  Inc.  sought  potential  opportunities  to expand operations and initiated contact with Critical Home Care, Inc.

               The Board considered,  including but not limited to the following factors when  determining  the amount of  consideration  for this purchase: the historic losses of the company, lack of current net profits,  historic difficulties in expanding the current business plan,  limited  liquidity of the  company's  Common Stock and the current  lack of  available  capital  resources  when  making its valuation of the compensation related to the Agreement. The Board further considered the current level development of Critical Home
               Care,  Inc.'s  existing  operations,  their  potential  to expand operations,  the experience of its manage team, and believes this agreement will be beneficial to the shareholders.

Item 7.        Financial Statements and Exhibits

               Financial Statements as required are included and attached as pages F-1 through F-30 of this current report.

        Exhibit (2.1) -  Agreement  and  Plan of  Reorganization  - Dated
               September 16, 2002 is attached and incorporated into this current report

                                       3

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

                                                    Mojave Southern, Inc.

                                           By:      \s\ Netta Girard
                                                        -----------------------
                                                        Netta Girard, Secretary

Date: September 19, 2002

                                       4


                    CRITICAL HOME CARE, INC. AND SUBSIDIARIES
                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

In September 2002, New York Medical, Inc. (`NYMI') entered into an agreement and plan of merger with Critical Home Care, Incorporated (`Critical'). Upon the
Closing of the Agreement, NYMI has agreed to change its name to "Critical Home
Care, Inc."

In connection with the reorganization, at or prior to closing (i) certain shareholders of NYMI have agreed to cancel an aggregate of 8,975,000 shares of common stock, representing approximately 61.05% of 14,700,000 shares of common stock of NYMI currently outstanding, leaving 5,725,000 shares of common stock outstanding, and (ii) NYMI will issue 18,000,000 newly issued, restricted shares of common stock in exchange for all of the issued and outstanding shares of
Critical. In addition, NYMI will sell to Netta Girard, the president and secretary of NYMI, one hundred percent of the shares of capital stock of Norden
Associates, Inc., a 100% subsidiary of NYMI, in consideration for the sum of
$200.

Prior to  this agreement, Critical was formed to acquire Classic Healthcare
Solutions, Inc. (`Classic'), a privately held company, and All Care Medical
Corp. (`All Care'). Critical will issue 16,250,000 shares of common stock to acquire all of the common stock of Classic and 1,750,000 shares of common stock to acquire all of the common stock of All Care. Critical will also pay $200,000 in cash and issue a promissory note of $450,000 payable to All Care. Critical will also pay $200,000 in cash and issue a prosmissary note of $420,000 payable to All Care.

For accounting purposes, the transaction between NYMI and Critical is considered, in substance, a capital transaction rather than a business combination. The exchange has been accounted for, as a reverse acquisition, under the purchase method of accounting, since the former shareholders of
Critical will own a majority of the outstanding common stock of NYMI after the acquisition. Accordingly, the combination of Critical with NYMI will be recorded as a recapitalization of Critical, pursuant to which Critical will be treated as the continuing entity for accounting purposes and the historical financial statements presented will be those of Critical. Upon the completion of the reverse acquisition, Classic and All Care will continue to operate as a wholly owned subsidiary of Critical.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of NYMI and Critical at June 30,
2002, as if the reverse acquisition had been consummated simultaneously with the completion of borrowings of $200,000 from Allied International Fund and First
Global Services Corp collectively for acquisition purposes subsequent to the acquisition of Classic and All Care by Critical.

NYMI's business operations will be sold prior to the aforementioned closing and
Critical is a privately held inactive company formed for the purpose of consummating the above transactions. Hence, the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001 include the combined results of Classic and All
Care as if the proposed combination of NYMI and Critical had occurred at the beginning of 2001.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the companies' respective historical financial statements and notes included in this unaudited pro forma financial statement.

                                      F-1

                            CRITICAL HOME CARE, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2002


                                                                          Classic        All Care
                                              New York      Critical Home Healthcare     Medical
                                              Medical, Inc. Care, Inc.    Solutions, Inc InProducts, Corp Note Adjustments Pro Forma
                                              -----------   -----------   -------------- ---------------  ---- ----------- ---------

                                     ASSETS

CURRENT ASSETS:                                                                                             D  $ 200,000
                                                                                                            E   (200,000)
 Cash                                     $       -      $       -       $   50,299 $    210,099            G        200    $260,598
 Accounts receivable, net of allowance
  for doubtful accounts of $0, $31,064
     and $515,366                              5, 831            -          371,811      755,673            G     (5,831)  1,127,484
 Inventory                                        237            -           60,435      432,608            G       (237)    493,043
 Note receivable                                    -            -           75,000            -            J    (75,000)          -
 Prepaid expenses                               1,500            -           13,853            -            G     (1,500)     13,853
                                              -----------  -----------  -----------  -----------               ---------  ----------

           TOTAL CURRENT ASSETS                 7,568            -          571,398    1,398,380                 (82,368)  1,894,978

PROPERTY AND EQUIPMENT -  at cost, net          5,222            -           32,482      220,890            G     (5,222)    253,372

                                                                                                            G    (76,555)
 Goodwill - at cost                             76,555            -               -                         E  2,828,626   2,828,626

 OTHER ASSETS                                    9,996            -               -       62,625            G     (9,996)     62,625

                                              -----------  -----------  -----------  -----------               ---------- ----------
                                           $    99,341  $         -     $   603,880 $  1,681,895             $ 2,654,485 $ 5,039,601
                                              ===========  ===========  ===========  ===========               ========== ==========

                                             LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
 Current portion of long-term debt        $          -  $         -     $     6,691 $          -              $        - $     6,691
 Accounts payable                              120,680            -          92,642        2,878            G   (120,680)     95,520
 Due to affiliate                                    -            -          95,309            -                       -      95,309
 Loans payable - shareholder and other               -            -         202,229      282,643                       -     484,872
 Note payable                                        -            -               -       75,000            E    450,000           -
                                                                                                            J    (75,000)    450,000
 Accrued expenses and other current liabilities 76,637            -          27,633            -            G    (76,637)     27,633
                                              -----------  -----------  -----------  -----------               ---------  ----------
           TOTAL CURRENT LIABILITIES           197,317            -         424,504      360,521                 177,683   1,160,025
                                              -----------  -----------  -----------  -----------               ---------  ----------

LONG-TERM DEBT, net of current portion               -            -          12,266            -            D    200,000     212,266

SHAREHOLDERS' EQUITY:
 Common stock, $0.25 par value
  -  100,000,000 shares authorized,
      200, 400 and 18,000,000 shares
         issued and outs525ding                    525            -           2,000        4,000            A     16,250
                                                                                                            B     (2,000)
                                                                                                            C     (4,000)
                                                                                                            E      1,750
                                                                                                            F     14,175
                                                                                                            H     (8,975)     23,725

       Additional paid-in-capital              114,669            -               -            -            A    (14,250)
                                                                                                            E  3,498,250
                                                                                                            F    (14,175)
                                                                                                            G     98,376
                                                                                                            H      8,975
                                                                                                            I   (213,370)  3,478,475

       Retained earnings                      (213,170)           -         165,110    1,317,374            C (1,317,374)
                                                                                                            I    213,170     165,110
                                              -----------  -----------  -----------  -----------               ---------  ----------
           TOTAL SHAREHOLDERS' EQUITY            (97,976)           -      167,110    1,321,374                2,276,802   3,667,310
                                              -----------  -----------  -----------  -----------               ---------  ----------
                                             $    99,341  $         -  $   603,880 $  1,606,895               $ 2,654,485 $5,039,601
                                              ===========  ===========  ===========  ===========               =========  ==========


                   See notes to pro forma financial statements

                                      F-2
                            CRITICAL HOME CARE, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2002


                                                       All Care Medical     Classic Healthcare
                                                        Products, Corp.   Solutions, Inc.   Note        Adjustments    Pro Forma
                                                      ----------------    ----------------- ------   ---------------  -------------

     NET SALES                                  $           1,958,041  $           630,332         $              - $    2,588,373

     COST OF GOODS SOLD                                       668,606              195,501                        -        864,107
                                                      ----------------    -----------------          ---------------  -------------
     GROSS PROFIT                                           1,289,435              434,831                        -      1,724,266
                                                      ----------------    -----------------          ---------------  -------------
     OPERATING EXPENSES:
         Selling, general and administrative                1,073,423              404,830                        -      1,478,253
         Interest                                                   -                    -    1              22,750         22,750
         Depreciation                                               -                4,632                        -          4,632
                                                      ----------------    -----------------          ---------------  -------------
              TOTAL OPERATING EXPENSES                      1,073,423              409,462                   22,750      1,505,635
                                                      ----------------    -----------------          ---------------  -------------
     INCOME FROM OPERATIONS                                   216,012               25,369                   22,750        218,631

     OTHER INCOME                                               2,845                    -                        -          2,845
                                                      ----------------    -----------------          ---------------  -------------
     NET INCOME BEFORE TAX                      $             218,857  $            25,369         $         22,750 $      221,476

PROVISION FOR INCOME TAXES                                          -                  500    2              85,500         86,000
                                                      ----------------   ------------------          ---------------  -------------

NET INCOME                                       $            218,857 $             24,869         $       (108,250)$      135,476
                                                      ================   ==================          ===============  =============
NET INCOME PER SHARE - BASIC AND DILUTED                                                                            $         0.01
                                                                                                                      =============

WEIGHTED AVERAGE SHARES OUTSTANDING                                                                      23,725,000     23,725,000
                                                                                                     ===============  =============



                   See notes to pro forma financial statements

                                      F-3
                            CRITICAL HOME CARE, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001



                                                All Care Medical Classic Healthcare
                                                 Products, Corp.   Solutions, Inc.     Note       Adjustments         Pro Forma
                                                ----------------   -----------------   ------   ----------------   ----------------

     NET SALES                               $        4,006,724  $        1,013,289          $                -  $       5,020,013

     COST OF GOODS SOLD                               1,462,451             309,436                           -          1,771,887
                                                ----------------   -----------------            ----------------   ----------------
     GROSS PROFIT                                     2,544,273             703,853                           -          3,248,126
                                                ----------------   -----------------            ----------------   ----------------
     OPERATING EXPENSES:
         Selling, general and administrative          2,050,875             535,021                           -          2,585,896
         Interest                                             -                   -      1               45,500             45,500
         Depreciation                                    20,512               9,202                           -             29,714
                                                ----------------   -----------------            ----------------   ----------------
              TOTAL OPERATING EXPENSES                2,071,387             544,223                      45,500          2,661,110
                                                ----------------   -----------------            ----------------   ----------------

     INCOME FROM OPERATIONS                             472,886             159,630                      45,500            587,016

     OTHER INCOME                                         3,622              23,655                           -             27,277
                                                ----------------   -----------------            ----------------   ----------------
     NET INCOME BEFORE TAX                   $          476,508 $           183,285          $           45,500 $          614,293

     PROVISION FOR INCOME TAXES                               -               2,100      2              255,200            257,300
                                                ----------------   -----------------            ----------------   ----------------
     NET INCOME                              $          476,508 $           181,185          $         (300,700) $         356,993
                                                ================   =================            ================   ================

     NET INCOME PER SHARE - BASIC AND DILUTED                                                                    $            0.02
                                                                                                                   ================
     WEIGHTED AVERAGE SHARES OUTSTANDING                                                             23,725,000         23,725,000
                                                                                                ================   ================


                   See notes to pro forma financial statements

                                      F-4

                    CRITICAL HOME CARE, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

The following  unaudited pro forma  adjustments are included in the accompanying unaudited  pro forma  condensed  consolidated  balance sheet at June 30, 2002 to reflect the  proposed  combination  of  Critical  Home Care,  Inc.  and All Care
Medical Products Corp. after Classic Healthcare  Solutions,  Inc. is acquired by
Critical Home Care, Inc. an inactive privately held company.

          A.   To record the  issuance of  16,250,000  shares of common stock of
               Critical  Home  Care,  Inc.  for  acquiring  Classic   Healthcare
               Solutions,  Inc. in exchange  for 100% of common stock of Classic
               Healthcare Solutions, Inc.

          B.   To  eliminate  the  shareholders'  equity of  Classic  Healthcare
               Solutions, Inc.

          C.   To  eliminate  the  shareholders'  equity  of  All  Care  Medical
               Products Corp.

          D.   To record proceeds of $200,000 resulting from Critical Home Care,
               Inc.'s borrowings at 7% per annum from Allied  International Fund subsequent to June 30, 2002.

          E.   To record the  acquisition of All Care Medical  Products Corp. by
               Critical  Home Care,  Inc.  in  exchange  for  $200,000  in cash,
               $450,000 in promissory note bearing  interest at 7% per annum and
               1,750,000  shares of common  stock of  Critical  Home Care,  Inc.
               valued at $2.00 per share resulting in goodwill of $2,828,626.

          F.   To record the 1:28 split of common shares of NYMI.

          G.

               To record  NYMI's  sale of the  operation  to Netta  Girard,  the director of NYMI,  one  hundred  percent of the shares of capital stock of Norden Associates,  Inc. in consideration for the sum of
               $200 resulting in contribution to capital of $98,376.

          H.   To record the  cancellation  of 8,975,000  shares of NYMI per the agreement.

          I.   To record the  recapitalization  of NYMI's accumulated deficit to additional paid-in capital.

          J.   To eliminate inter-company balances.

The following pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001.

          1.   To record the interest on  promissory  note and  borrowings  from
               Allied International Fund at 7% per annum.

          2.   To record the provision  for income taxes,  as if the company was subject to Federal and State corporate income taxes.

                                      F-5



Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:


                                                             Six Months Ended           Year Ended
                                                               June 30, 2002         December 31, 2001
NYMI weighted average shares outstanding                                525,000                 525,000
NYMI weighted average shares outstanding as adjusted for
split                                                                14,175,000              14,175,000
NYMI weighted average shares outstanding as adjusted for
cancellation                                                        (8,975,000)             (8,975,000)
NYMI weighted average shares outstanding as adjusted for
reverse acquisition                                                  18,000,000              18,000,000
                                                            ----------------------- -----------------------
                                                                     23,725,000              23,725,000
                                                            ======================= =======================


                                      F-6


                          INDEPENDENT AUDITORS' REPORT

To the Shareholders
Classic Healthcare Solutions, Inc.
Rockville Centre, New York

We have audited the accompanying balance sheet of Classic Healthcare Solutions,
Inc. as of December 31, 2001 and the related statements of operations and retained earnings (deficit), and cash flows for the year ended December 31, 2001 and for the period from October 23, 2000 (Date of Inception) to December 31,
2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Classic Healthcare Solutions,
Inc. as of December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001 and for the period from October 23,
2000 (Date of Inception) to December 31, 2000, in conformity with accounting principles  generally accepted in the United States of America.

                                                    /s/Grassi & Co., CPAs, P.C
                                                       Grassi & Co., CPAs, P.C.
New York, New York
May 23, 2002

                                      F - 7

                       CLASSIC HEALTHCARE SOLUTIONS, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2001



                                     ASSETS

CURRENT ASSETS:
        Cash                                                                                          $              18,963
        Accounts receivable, net of allowance
            for doubtful accounts of $ 56,000                                                                       353,328
        Inventory                                                                                                    54,786
        Prepaid expenses                                                                                             16,861
                                                                                                         -------------------
               TOTAL CURRENT ASSETS                                                                                 443,938

PROPERTY AND EQUIPMENT -  at cost, net                                                                               36,220
                                                                                                         -------------------

                                                                                                      $             480,158
                                                                                                         ===================

                      LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
        Current portion of long-term debt                                                             $               6,691
        Accounts payable                                                                                            106,252
        Due to affiliate                                                                                             95,309
        Loans payable - shareholder and other                                                                        97,229
        Accrued expenses and other current liabilities                                                               17,025
                                                                                                         -------------------
               TOTAL CURRENT LIABILITIES                                                                            322,506
                                                                                                         -------------------

LONG-TERM DEBT, net of current portion                                                                               15,611
                                                                                                         -------------------

COMMITMENT

SHAREHOLDER'S EQUITY:
        Common stock,  no par value  -  200 shares authorized,
             issued and outstanding                                                                                   2,000
        Additional paid-in-capital
        Retained earnings                                                                                           140,041
                                                                                                         -------------------
               TOTAL SHAREHOLDER'S EQUITY                                                                           142,041
                                                                                                         -------------------

                                                                                                      $             480,158
                                                                                                         ===================



    The accompanying notes are an integral part of this financial statement.

                                      F-8

                       CLASSIC HEALTHCARE SOLUTIONS, INC.
            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)


                                                                                                             October 23, 2000
                                                                                     Year Ended           (Date of Inception) to
                                                                                  December 31, 2001          December 31, 2000
                                                                                ----------------------    ------------------------

     NET SALES                                                               $              1,013,289  $                    4,293

     COST OF GOODS SOLD                                                                       309,436                      18,954
                                                                                ----------------------    ------------------------

     GROSS PROFIT (LOSS)                                                                      703,853                     (14,661)
                                                                                ----------------------    ------------------------

     OPERATING EXPENSES:
          Selling, general and administrative                                                 535,021                      25,897
          Depreciation                                                                          9,202                         586
                                                                                ----------------------    ------------------------
                    TOTAL OPERATING EXPENSES                                                  544,223                      26,483
                                                                                ----------------------    ------------------------

     INCOME (LOSS) FROM OPERATIONS                                                            159,630                     (41,144)

     OTHER INCOME                                                                              23,655                           -
                                                                                ----------------------    ------------------------

     INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES                                          183,285                     (41,144)

     PROVISION FOR INCOME TAXES                                                                 2,100                           -
                                                                                ----------------------    ------------------------

     NET INCOME (LOSS)                                                                        181,185                     (41,144)

     DEFICIT, BEGINNING OF PERIOD                                                             (41,144)                          -
                                                                                ----------------------    ------------------------

     RETAINED EARNINGS (DEFICIT), END OF YEAR                                $                140,041  $                  (41,144)
                                                                                ======================    ========================



    The accompanying notes are an integral part of this financial statement.

                                      F-9

                       CLASSIC HEALTHCARE SOLUTIONS, INC.
                            STATEMENTS OF CASH FLOWS


                                                                                                            October 23, 2000
                                                                                     Year Ended          (Date of Inception) to
                                                                               December 31, 2001            December 31, 2000
                                                                               -----------------------  --------------------------
    CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income (loss)                                                    $                 181,185 $                   (41,144)
       Adjustments to reconcile net income (loss) to net
          cash used in operating activities:
            Provision for bad debts                                                            56,000                           -
            Depreciation                                                                        9,202                         586
       Changes in operating assets and liabilities:
            Accounts receivable                                                              (409,328)                          -
            Inventory                                                                         (54,786)                          -
            Prepaid expenses                                                                    3,971                     (20,832)
            Accounts payable                                                                   66,796                      35,678
            Due to affiliate                                                                   83,161                      12,148
            Accrued expenses and other current liabilities                                     20,803                           -
                                                                               -----------------------  --------------------------
    NET CASH USED IN OPERATING ACTIVITIES                                                     (42,996)                    (13,564)
                                                                               -----------------------  --------------------------
    CASH FLOWS FROM INVESTING ACTIVITY:
       Purchase of property and equipment                                                     (28,430)                    (17,578)
                                                                               -----------------------  --------------------------
    NET CASH USED IN INVESTING ACTIVITY                                                       (28,430)                    (17,578)
                                                                               -----------------------  --------------------------

    CASH FLOWS FROM FINANCING ACTIVITIES:
       Proceeds from long-term debt                                                            22,302                           -
       Proceeds from issuance of common stock                                                       -                       2,000
       Proceeds from loans payable - shareholder and other                                     64,154                      33,075
                                                                               -----------------------  --------------------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES                                                  86,456                      35,075
                                                                               -----------------------  --------------------------
    NET INCREASE IN CASH                                                                       15,030                       3,933

    CASH, BEGINNING OF PERIOD                                                                   3,933                           -
                                                                               -----------------------  --------------------------

    CASH, END OF YEAR                                                       $                  18,963 $                     3,933
                                                                               =======================  ==========================

    SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

    CASH PAID DURING THE YEAR:

       Interest                                                             $                     614 $                         -
                                                                               =======================  ==========================
       Taxes                                                                $                       - $                         -
                                                                               =======================  ==========================



    The accompanying notes are an integral part of this financial statement.

                                      F-10

                       CLASSIC HEALTHCARE SOLUTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS

1.       THE COMPANY
         -----------
         Classic Healthcare Solutions, Inc. (the "Company"), located in
         Rockville Centre, New York, was incorporated in New York on October 23,
         2000 and provides durable medical equipment including surgical supplies. In addition, the Company has a retail store in Rockville
         Centre, New York where it sells surgical supplies and durable medical equipment. The principal markets for the Company's products are individuals and long-term care organizations throughout the Long Island and New York metropolitan area.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------
         a.       Inventory

                  Inventory consists of finished goods and is stated at the
                  lower of cost (first-in, first-out method) or market.

         b.       Property and Equipment

                  Property and equipment are recorded at cost. Depreciation is provided on the straight-line method over the assets'
                  estimated useful lives of five years. Maintenance, repairs and minor renewals are charged to operations as incurred, whereas the cost of significant betterments is capitalized. Upon the sale or retirement of property and equipment, the related
                  costs and accumulated depreciation are eliminated from the accounts and gains or losses are reflected in operations.

         c.       Revenue Recognition

                  Revenue is recognized when the product is shipped to the
                  customer and collection of the resulting receivable is
                  reasonably assured.

         d.       Income Taxes

                  The Company, with the consent of its shareholders, has elected to be taxed under the provisions of Subchapter S of the
                  Internal Revenue Code and the corresponding provisions of the
                  New York State Franchise Tax Law. Under the aforementioned provisions, corporate income or loss and any tax credits
                  earned are included in the shareholders' individual federal and state income tax returns. The Company is subject to
                  applicable New York State Subchapter S corporation income
                  taxes.

                                      F-11

         e.       Advertising

                  The Company expenses the cost of advertising the first time the advertising takes place. Advertising expense charged to operations for the year ended December 31, 2001, amounted to
                  $6,865. No advertising expense was charged to operations for the period from October 23, 2000 (Date of Inception) to
                  December 31, 2000.

         f.       Use of Estimates

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and
                  assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and
                  liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         g.       Impairment of Long-Lived Assets

                  In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of
                  recoverability would be performed. If an evaluation is
                  required, the estimated future undiscounted cash flows
                  associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market value is required. At December 31, 2001, the Company does not
                  believe that any impairment has occurred.

3.       CONCENTRATION OF CREDIT RISK
         -----------------------------

         a.       Cash

                  The Company maintains cash balances at a commercial bank.
                  Accounts at this financial institution are insured by the
                  Federal Deposit Insurance Corporation up to $100,000.

         b.       Accounts Receivable

                  The concentration of credit risk in the Company's accounts receivable with respect to the long-term care industry is
                  mitigated by the Company's credit evaluation process, credit limits, monitoring procedures and reasonably short collection terms. Credit losses have been within management's
                  expectations and the Company does not require collateral to support accounts receivable. In addition, no customers made up a major portion of sales for the year ended December 31, 2001 and for the period from October 23, 2000 (Date of Inception)
                  to December 31, 2000.

                                      F-12

4.       PROPERTY AND EQUIPMENT

         At December 31, 2001, property and equipment consists of the following:

                                                                     2001
                                                              ------------------
         Furniture and fixtures                            $              9,228
         Computer equipment                                              13,451
         Automobile                                                      23,329
                                                              ------------------
                                                                         46,008
         Less:  Accumulated depreciation                                  9,788
                                                              ------------------
                                                           $             36,220
                                                              ==================

5.       Loans Payable - Shareholder and Other

         The loans payable to shareholder and other are non-interest bearing, have no specific due date for repayment and are uncollateralized.

6.       Related Party Transactions

         The amount due to affiliate totaling $95,309 represents certain operating expenses for the year ended December 31, 2001 and for the period from October 23, 2000 (Date of Inception) to December 31, 2000.
         The affiliate is owned by a trust, which has been established for the benefit of the children of a shareholder/employee of the Company. In addition, the affiliate has a lease arrangement with the Company for office and retail space (see Note 8).

7.       LONG-TERM DEBT

         At December 31, 2001, long-term debt consists of:

        Note payable in monthly installments of $558 per month, including interest at 6.90 % and maturing in April 2005; secured by an automobile with a carrying value of $18,663
                                                           $             22,302
        Less: Current portion                                             6,691
                                                              ------------------
                                                           $             15,611
                                                              ==================

         At December 31, 2001, maturities of long-term debt for each of the next four years are as follows:

                          Year Ending
                          December 31,
                             2002                             $           6,691
                             2003                                         6,691
                             2004                                         6,691
                             2005                                         2,229
                                                              ------------------
                                                              $          22,302
                                                              ==================

                                      F-13

8.       COMMITMENT

         The Company leases office and retail space from an affiliate (see Note
         6) under operating leases expiring on December 31, 2005. The lease contains a provision for additional rentals based on the Company's share of real estate taxes and certain operating costs.

         The future minimum lease payments, excluding escalation charges, are as follows:

                          Year Ending
                          December 31,
                             2002                          $             61,845
                             2003                                        61,845
                             2004                                        61,845
                             2005                                        61,845
                                                              ------------------
                                                           $            247,380
                                                              ==================

         Total rent expense charged to operations for the year ended December
         31, 2001, was $85,811. Rent expense charged to operations for the period from October 23, 2000 (Date of Inception) to December 31, 2000
         was $12,020.

                                      F-14


                       CLASSIC HEALTHCARE SOLUTIONS, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2002
                                   (Unaudited)


                                     ASSETS

     CURRENT ASSETS:
           Cash                                                                                       $           50,299
           Accounts receivable, net of allowance
               for doubtful accounts of $31,064                                                                  371,811
           Inventory                                                                                              60,435
           Note receivable                                                                                        75,000
           Prepaid expenses                                                                                       13,853
                                                                                                         ----------------
                  TOTAL CURRENT ASSETS                                                                           571,398

     PROPERTY AND EQUIPMENT -  at cost, net                                                                       32,482
                                                                                                         ----------------

                                                                                                      $          603,880
                                                                                                         ================

                      LIABILITIES AND SHAREHOLDER'S EQUITY

     CURRENT LIABILITIES:
           Current portion of long-term debt                                                          $            6,691
           Accounts payable                                                                                       92,642
           Due to affiliate                                                                                       95,309
           Loans payable - shareholder and other                                                                 202,229
           Accrued expenses and other current liabilities                                                         27,633
                                                                                                         ----------------
                  TOTAL CURRENT LIABILITIES                                                                      424,504
                                                                                                         ----------------

     LONG-TERM DEBT, net of current portion                                                                       12,266
                                                                                                         ----------------

     COMMITMENT

     SHAREHOLDER'S EQUITY:
           Common stock,  no par value  -  200 shares authorized,
                issued and outstanding                                                                             2,000
           Additional paid-in-capital
           Retained earnings                                                                                     165,110
                                                                                                         ----------------
                  TOTAL SHAREHOLDER'S EQUITY                                                                     167,110
                                                                                                         ----------------

                                                                                                      $          603,880
                                                                                                         ================


    The accompanying notes are an integral part of this financial statement.

                                      F-15

                       CLASSIC HEALTHCARE SOLUTIONS, INC.
            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
                                   (UNAUDITED)


                                                                                             Six Months Ended June 30,
                                                                                       --------------------------------------
                                                                                             2002                 2001
                                                                                       -----------------    -----------------
      NET SALES                                                                     $           630,332  $           420,202

      COST OF GOODS SOLD                                                                        195,501              128,104
                                                                                       -----------------    -----------------
      GROSS PROFIT                                                                              434,831              292,098
                                                                                       -----------------    -----------------
      OPERATING EXPENSES:
           Selling, general and administrative                                                  404,830              226,166

           Depreciation                                                                           4,632                3,619
                                                                                       -----------------    -----------------
                     TOTAL OPERATING EXPENSES                                                   409,462              229,785
                                                                                       -----------------    -----------------
      INCOME (LOSS) FROM OPERATIONS                                                              25,369               62,313

      OTHER INCOME                                                                                    -               24,269
                                                                                       -----------------    -----------------
      INCOME BEFORE PROVISION FOR INCOME TAXES                                                   25,369               86,582

      PROVISION FOR INCOME TAXES                                                                    300                    -
                                                                                       -----------------    -----------------
      NET INCOME                                                                                 25,069               86,582

      RETAINED EARNINGS (DEFICIT),  BEGINNING OF PERIOD                                         140,041              (27,162)
                                                                                       -----------------    -----------------
      RETAINED EARNINGS,  END OF PERIOD                                            $            165,110 $             59,420
                                                                                       =================    =================


    The accompanying notes are an integral part of this financial statement.

                                      F-16
                       CLASSIC HEALTHCARE SOLUTIONS, INC.
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                                              Six Months Ended June 30,
                                                                                    ----------------------------------------------
                                                                                            2002                    2001
                                                                                    ---------------------  -----------------------
    CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income                                                                $                25,069 $                 86,582
       Adjustments to reconcile net income to net
          cash provided by (used in) operating activities:
            Provision for bad debts                                                               32,400                   34,400
            Depreciation                                                                           4,632                    3,619
       Changes in operating assets and liabilities:
            Accounts receivable                                                                  (50,883)                (250,517)
            Inventory                                                                             (5,649)                 (41,067)
            Prepaid expenses                                                                       3,008                        -
            Other assets                                                                               -                   15,736
            Accounts payable                                                                     (13,610)                  47,550
            Accrued expenses and other current liabilities                                        10,608                    2,900
                                                                                    ---------------------  -----------------------
    NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                            5,575                 (100,797)
                                                                                    ---------------------  -----------------------
    CASH FLOWS FROM INVESTING ACTIVITY:
       Notes receivable                                                                          (75,000)                       -
       Purchase of property and equipment                                                           (894)                 (27,916)
                                                                                    ---------------------  -----------------------
    CASH USED IN INVESTING ACTIVITY                                                              (75,894)                 (27,916)
                                                                                    ---------------------  -----------------------
    CASH FLOWS FROM FINANCING ACTIVITIES:
       Repayment of (proceeds from) long -term debt                                               (3,345)                  25,647
       Proceeds from loans payable - shareholder and other                                       105,000                  102,558
                                                                                    ---------------------  -----------------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES                                                    101,655                  128,205
                                                                                    ---------------------  -----------------------
    NET INCREASE (DECREASE) IN CASH                                                               31,336                     (508)

    CASH, BEGINNING OF PERIOD                                                                     18,963                    3,933
                                                                                    ---------------------  -----------------------

    CASH, END OF PERIOD                                                          $                50,299 $                  3,425
                                                                                    =====================  =======================
    SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

    CASH PAID DURING THE PERIOD:
       Interest                                                                  $                   215 $                      -
                                                                                    =====================  =======================
       Taxes                                                                     $                     - $                      -
                                                                                    =====================  =======================



    The accompanying notes are an integral part of this financial statement.

                                      F-17


                       CLASSIC HEALTHCARE SOLUTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         SIX MONTHS ENDED JUNE 30, 2002
                                   (unaudited)

1.       BASIS OF PRESENTATION

         The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, without being audited, pursuant to the rules and regulations of the Securities and Exchange Commission.
         Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments
         (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operation results for the six months ended June 30, 2002 are not necessarily indicative of the result that may be expected for the year ending December 31, 2002. The unaudited condensed financial statements should be read in conjunction with the financial statements and footnotes included on pages F-7 to
         F-14 for the year ended December 31, 2001, and the period from October
         23, 2000 (Date of Inception) to December 31, 2000.

2.       INVENTORY

         For the six months ended June 30, 2002, the Company's ending inventory was determined using the gross profit method.

3.       note receivable

         The note receivable of $75,000 represents the loan given to All Care
         Medical Corp. (All Care) (see note 5) under the management agreement entered into with All Care on July 1, 2002.

4.       Loans Payable - ShareholdeR AND OTHER

         During the six months, the Company has borrowed $105,000 from Hughes
         Holdings LLC. to finance the intended acquisition of All Care Medical
         Corp. (See note 5). Subsequent to June 30, 2002, such loan was converted into a note payable bearing interest at 8% per annum and due on December 31, 2002 or earlier per the terms of the agreement.

         The loans payable to shareholder of $95,229 is non-interest bearing, have no specific due date for repayment and are uncollateralized.

                                      F-18

5.       Subsequent Event

         In September 2002, Critical was formed to acquire Classic and All Care
         Medical Corp. (`All Care'). Critical will issue 16,250,000 shares of common stock to acquire all of the common stock of Classic and
         1,750,000 shares of common stock to acquire all of the common stock of
         All Care. Critical will also pay $200,000 in cash and issue a promissory note of $450,000 payable to All Care.

         In September 2002, New York Medical, Inc. (`NYMI') entered into an agreement and plan of merger with Critical Home Care, Incorporated
         (`Critical'). Upon the Closing of the Agreement, NYMI has agreed to change its name to "Critical Home Care, Inc."

         The exchange will be accounted for, as a reverse acquisition, under the purchase method of accounting, since the former shareholders of
         Critical will own a majority of the outstanding common stock of NYMI after the acquisition. Accordingly, the combination of Critical and
         NYMI will be recorded as a recapitalization of Critical pursuant to which Critical will be treated as the continuing entity for accounting purposes and the historical financial statements presented will be those of the Critical. Upon closing of this reverse acquisition,
         Classic and All Care will continue to operate as a wholly owned subsidiary of Critical.

                                      F-19


                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S REPORT

To the Shareholders
All Care Medical Products Corp.

I have audited the accompanying balance sheets of All Care Medical Products
Corp. (the "Company") as of December 31, 2001 and 2000, and the related statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted an audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of All Care Medical Products Corp. as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

                                                 /s/ Kenneth J. McBride
                                                     Certified Public Accountant
New York, New York
September 10, 2002

                                     F - 20
                      ALL CARE MEDICAL PRODUCTS CORPORATION
                                  BALANCE SHEET


                                                                                          DECEMBER 31,        DECEMBER 31,
                                                                                             2001                 2000
                                                                                      -------------------   -----------------
                                     ASSETS

CURRENT ASSETS:
       Cash                                                                        $              19,323 $            29,329
       Accounts receivable, net of allowance
           for doubtful accounts of $ 515,366 and $ 412,887                                      786,007             615,241
       Inventory                                                                                 449,989             209,608
                                                                                      -------------------   -----------------
             TOTAL CURRENT ASSETS                                                              1,255,319             854,178

PROPERTY AND EQUIPMENT -  at cost, net                                                           220,890             241,402

OTHER ASSETS                                                                                       5,000               2,850
                                                                                      -------------------   -----------------

                                                                                   $           1,481,209 $         1,098,430
                                                                                      ===================   =================

                      LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
       Accounts payable                                                            $              96,049 $            84,778
       Loans payable - shareholder                                                               282,643             387,643
                                                                                      -------------------   -----------------
             TOTAL CURRENT LIABILITIES                                                           378,692             472,421
                                                                                      -------------------   -----------------

SHAREHOLDER'S EQUITY:
       Common stock, $10 par value  -  400 shares authorized,
           issued and outstanding                                                                  4,000               4,000
       Retained earnings                                                                       1,098,517             622,009
                                                                                      -------------------   -----------------
             TOTAL SHAREHOLDER'S EQUITY                                                        1,102,517             626,009
                                                                                      -------------------   -----------------

                                                                                   $           1,481,209 $         1,098,430
                                                                                      ===================   =================


    The accompanying notes are an integral part of this financial statement.

                                      F-21
                      ALL CARE MEDICAL PRODUCTS CORPORATION
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS


                                                                                        Year Ended                Year Ended
                                                                                     December 31, 2001         December 31, 2000
                                                                                   ----------------------    ----------------------

     NET SALES                                                                  $              4,006,724  $              3,512,088

     COST OF GOODS SOLD                                                                        1,462,451                 1,292,266
                                                                                   ----------------------    ----------------------

     GROSS PROFIT                                                                              2,544,273                 2,219,822
                                                                                   ----------------------    ----------------------

     OPERATING EXPENSES:
          Selling, general and administrative                                                  2,050,875                 1,980,223
          Depreciation and amortization                                                          20,512                    25,463
                                                                                   ----------------------    ----------------------
                    TOTAL OPERATING EXPENSES                                                   2,071,387                 2,005,686
                                                                                   ----------------------    ----------------------

     INCOME FROM OPERATIONS                                                                      472,886                   214,136

     OTHER INCOME  (LOSS)                                                                          3,622                    (4,907)
                                                                                   ----------------------    ----------------------

     NET INCOME                                                                                  476,508                   209,229

     RETAINED EARNINGS, BEGINNING OF YEAR                                                        622,009                   412,780
                                                                                   ----------------------    ----------------------

     RETAINED EARNINGS, END OF YEAR                                             $              1,098,517  $                622,009
                                                                                   ======================    ======================



    The accompanying notes are an integral part of this financial statement.

                                      F-22
                      ALL CARE MEDICAL PRODUCTS CORPORATION
                            STATEMENTS OF CASH FLOWS


                                                                                     Year Ended                Year Ended
                                                                                  December 31, 2001         December 31, 2000
                                                                                  -----------------------   -----------------------
    CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income                                                              $                 476,508 $                 209,229
       Adjustments to reconcile net income to net
          cash used in operating activities:
             Provision for bad debts                                                             102,479                   412,887
             Depreciation and amortization                                                        20,512                    26,863
       Changes in operating assets and liabilities:
             Accounts receivable                                                                (273,245)                 (529,421)
             Inventories                                                                        (240,381)                  (71,763)
             Other assets                                                                         (2,150)                  (14,132)
             Accounts payable                                                                     11,271                   (12,731)
                                                                                  -----------------------   -----------------------

    NET CASH PROVIDED BY OPERATING ACTIVITIES                                                     94,994                    20,932
                                                                                  -----------------------   -----------------------

    CASH FLOWS FROM FINANCING ACTIVITIES:
       Proceeds from loans payable - shareholder and other                                      (105,000)                        -
                                                                                  -----------------------   -----------------------
    NET CASH USED IN    FINANCING ACTIVITY                                                      (105,000)                        -
                                                                                  -----------------------   -----------------------

    NET INCREASE (DECREASE) IN CASH                                                              (10,006)                   20,932

    CASH, BEGINNING OF YEAR                                                                       29,329                     8,397
                                                                                  -----------------------   -----------------------

    CASH, END OF YEAR                                                          $                  19,323 $                  29,329
                                                                                  =======================   =======================


    The accompanying notes are an integral part of this financial statement.

                                      F-23

                      ALL CARE MEDICAL PRODUCTS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

1.       BUSINESS AND ORGANIZATION

         All Care Medical Products Corp. (the "Company") is headquartered in
         Patchogue, New York. The Company's professionals are board certified and trained to evaluate, fit and fabricate orthotics and prosthetic devices. The company also provides oxygen and respiratory therapy equipment, manual and electric hospital beds, conventional and powered wheelchairs as well as various other ambulatory equipment and safety aids.

         The accompanying combined financial statements include the accounts of the following entities, which stock is owned by the same individual, after elimination of intercompany balances and transactions:

                  All Care Medical Products Corp.
                  Long Island Orthotics Corp.
                  All Care Respiratory Corp.

         As all of the entities are under common control, the combination was accounted for on a pooling of interests and as such reflects historical carrying amounts. The results of the merged entities are included in the accompanying financial statements as if the merger occurred on
         January 1, 2000.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a.       Basis of accounting
                  -------------------

                  The accompanying financial statements have been presented
                  under the accrual basis of accounting. Revenues and related costs are generally recognized when realized and incurred.

          b.      Use of estimates
                  ----------------

                  The preparation of financial statements is in conformity with
                  Generally Accepted Accounting Principles in the United States
                  of America requires ___ management to make estimates and
                  assumptions that could affect the reported amounts of assets and liabilities as well as revenue and expenses. Actual
                  results may differ from those estimates.

         c.       Fixed assets

                  Fixed assets are stated at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the assets. Fixed asset classifications and the applicable useful lives are as follows:

                                      F-24

                           Machinery and equipment                     5 years
                           Furniture and fixtures                    5-7 years
                           Leasehold improvements                    5-7 years
                           Transportation equipments                   5 years
                           Customer list                              15 years

         d.       Accounts Receivable

                  Accounts receivable, which substantially represent the
                  billings to insurance companies (third-party payers), are
                  recorded at estimated net realizable value. The receivables are subject to review by third-party payers. There can be a lengthy collection process and based on management's
                  representation and historical data, an adequate reserve for uncollectible accounts has been provided for.

         e.     Inventories

                  The accompanying financial statements include inventory,
                  which substantially  represents purchases. The inventory is carried at the lower of cost or market on a FIFO basis. The inventory for 2001 and 2000 reflects a write-down of $150,000 and $95,000, respectively.

         f.     Income Taxes

                  The Company has provided neither provision for income taxes nor related liability as the Company is treated as an S
                  Corporation. There are no deferred taxes as the accompanying financial statements and income tax reports carry the assets and liabilities at the same basis. Had the Company been
                  treated as a C corporation, the income tax provision would have been approximately $190,000 and $83,000, for 2001 and
                  2000, respectively.

3.       FIXED ASSETS

         As of 2001, and 2000, fixed assets consist of the following:

                                                  2001                2000
                                            -----------------    ---------------

               Machinery and equipment     $          72,467  $          72,467
               Furniture and fixtures                 34,369             34,369
               Leasehold improvements                212,741            212,741
               Transportation equipment               46,701             46,701
               Customer list                          21,000             21,000
                                            -----------------    ---------------

                                                     387,278            387,278
               Less:  Accumulated depreciation      (166,388)          (145,876)
                                            -----------------    ---------------
                                           $         220,890  $         241,402
                                            =================    ===============

                                      F-25

4.       Loans Payable - Shareholder

         This loan represents amounts advanced to the company by the sole stockholder of the company, which bears no interest and is currently due.

5.       COMMITMENT AND CONTINGENCIES:

         Facilities lease

         The company leases its facility under an operating lease, which requires the following minimum annual lease payments:

               Year Ending
                  2002                                        91,173
                  2003                                        95,186
                  2004                                        99,379
                  2005                                       103,759
                  2006                                        83,632
                  2007                                        87,549
                  2008                                        91,649
                  2009                                        95,942
                  2010                                        37,231

6.       RELATED PARTY TRANSACTIONS

         The principal of the Company owns the headquarters located in
         Patchogue. There is no lease payments reflected in the accompanying
         Financial Statements. The Company paid the real estate taxes on the facility in Patchogue in 2001 and 2000, which was approximately $43,000 for both years.

         The financial  statements  represent  combined  entities  owned by the principal of the company.  The entities,  Long Island  Orthotics Corp.
         and All Care Respiratory Corp. contributed  approximately $500,000 and
         $400,000  in 2001 and  $300,000  and  $800,000  in 2000,  in  revenue, respectively.

7.       Subsequent Events

         In July 2002, the Company entered into a management agreement with
         Critical Home Care, Inc. This agreement is in contemplation of a purchase by Critical that closed on September 13, 2002. The purchase price is $4,150,000 and the principal stockholder will be given a 5 year employment contract commencing October 2002.

                                      F-26

                      ALL CARE MEDICAL PRODUCTS CORPORATION
                                  BALANCE SHEET
                                   (UNAUDITED)


                                                                                           JUNE 30,             JUNE 30,
                                                                                             2002                 2001
                                                                                      -------------------   -----------------
                                     ASSETS

CURRENT ASSETS:
       Cash                                                                        $             210,099 $            76,259
       Accounts receivable, net of allowance
           for doubtful accounts of $ 515,366 and 412,887                                        755,673             664,907
       Inventory                                                                                 432,608             430,576
                                                                                      -------------------   -----------------
             TOTAL CURRENT ASSETS                                                              1,398,380           1,171,742

PROPERTY AND EQUIPMENT -  at cost, net                                                           210,634             243,146

OTHER ASSETS                                                                                      62,625               5,000
                                                                                      -------------------   -----------------

                                                                                   $           1,671,639 $         1,407,888
                                                                                      ===================   =================

                      LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
       Accounts payable                                                            $              2,878  $           184,956
       Note payable                                                                              75,000                    -
       Loans payable - shareholder                                                               282,643             387,643
                                                                                      -------------------   -----------------
             TOTAL CURRENT LIABILITIES                                                           360,521             572,599
                                                                                      -------------------   -----------------

SHAREHOLDER'S EQUITY:
       Common stock, $ 10 par value  -  400 shares authorized,
           issued and outstanding                                                                  4,000               4,000
       Retained earnings                                                                       1,307,118             831,289
                                                                                      -------------------   -----------------
             TOTAL SHAREHOLDER'S EQUITY                                                        1,311,118             835,289
                                                                                      -------------------   -----------------

                                                                                   $           1,671,639 $         1,407,888
                                                                                      ===================   =================



    The accompanying notes are an integral part of this financial statement.

                                      F-27
                      ALL CARE MEDICAL PRODUCTS CORPORATION
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                   (UNAUDITED)


                                                                                     Six months ended          Six months ended
                                                                                       June 30, 2002             June 30, 2001
                                                                                   ----------------------    ----------------------
     NET SALES                                                                  $              1,958,041  $              1,868,992

     COST OF GOODS SOLD                                                                          668,606                   627,717
                                                                                   ----------------------    ----------------------

     GROSS PROFIT (LOSS)                                                                       1,289,435                 1,241,275
                                                                                   ----------------------    ----------------------

     OPERATING EXPENSES:
          Selling, general and administrative                                                  1,073,423                 1,024,195
          Depreciation and amortization                                                           10,256                    10,256
                                                                                   ----------------------    ----------------------
                    TOTAL OPERATING EXPENSES                                                   1,083,679                 1,034,451
                                                                                   ----------------------    ----------------------

     INCOME FROM OPERATIONS                                                                      205,756                   206,824

     OTHER INCOME                                                                                  2,845                     2,456
                                                                                   ----------------------    ----------------------

     NET INCOME                                                                                  208,601                   209,280

     RETAINED EARNINGS, BEGINNING OF PERIOD                                                    1,098,517                   622,009
                                                                                   ----------------------    ----------------------

     RETAINED EARNINGS, END OF PERIOD                                           $              1,307,118  $                831,289
                                                                                   ======================    ======================



    The accompanying notes are an integral part of this financial statement.

                                      F-28

                      ALL CARE MEDICAL PRODUCTS CORPORATION
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                                    Six months ended           Six months ended
                                                                                     June 30, 2002              June 30, 2001
                                                                                 -----------------------    -----------------------
    CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income                                                             $                 208,601  $                 209,280`
       Adjustments to reconcile net income to net
          cash used in operating activities:
             Depreciation and amortization                                                       10,256                     10,256
       Changes in operating assets and liabilities:
             Accounts receivable                                                                 30,334                    (49,666)
             Inventory                                                                           17,381                   (220,968)
             Other assets                                                                       (57,625)                    (2,150)
             Accounts payable                                                                   (93,171)                   100,178
             Note payable                                                                        75,000                          -
                                                                                 -----------------------    -----------------------
    NET CASH PROVIDED IN OPERATING ACTIVITIES                                                   190,776                     46,930
                                                                                 -----------------------    -----------------------
    NET INCREASE IN CASH                                                                        190,776                     46,930

    CASH, BEGINNING OF YEAR                                                                      19,323                     29,329
                                                                                 -----------------------    -----------------------

    CASH, END OF PERIOD                                                       $                 210,099  $                  76,259
                                                                                 =======================    =======================



    The accompanying notes are an integral part of this financial statement.

                                      F-29

                      ALL CARE MEDICAL PRODUCTS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                         SIX MONTHS ENDED JUNE 30, 2002
                                   (unaudited)

1.       BASIS OF PRESENTATION

         The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, without being audited, pursuant to the rules and regulations of the Securities and Exchange Commission.
         Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments
         (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations for the six months ended June 30, 2002 are not necessarily indicative of the result that may be expected for the year ending December 31, 2002. The unaudited condensed financial statements should be read in conjunction with the financial statements and footnotes included on pages F-20 to
         F-26 for the year ended December 31, 2001 and 2000.

                                     F - 30